Consolidated Statements of Comprehensive Earnings (Loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net earnings	$ 41,019	$ 77,716	$ 26,161
Foreign currency translation loss	(39,495)	(51,648)	(9,725)
Comprehensive earnings	1,524	26,068	16,436
Less: Comprehensive earnings attributable to non-controlling shareholders	27,859	23,396	42,313
Comprehensive (loss) earnings attributable to Company	$ (26,335)	$ 2,672	$ (25,877)